UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 12, 2013

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Wacker Drive, 48th Floor, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 252-7500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 12, 2013, ACRC Lender C LLC (“Lender C”), a wholly owned subsidiary of the Registrant, entered into an amendment with CitiBank, N.A. (“CitiBank”) to its secured funding facility (as amended, the “CitiBank Facility”) and signed a Second Amended and Restated Note to, among other things, increase the size of the CitiBank Facility to $125 million. In connection with the amendment, the Registrant entered into an amendment to the Substitute Guaranty Agreement modifying its obligations to CitiBank in connection with the CitiBank Facility.

In addition to increasing the size of the facility, the CitiBank Facility amendment reduced the pricing on the facility from a range of LIBOR plus a pricing margin of 2.50 percent to 3.50 percent to a range of LIBOR plus a margin of 2.25 percent to 2.75 percent and changed the final repayment date from being the latest date on which a payment of principal is contractually obligated to be made in respect of each mortgage loan pledged under the CitiBank Facility to July 2, 2018.  The CitiBank Facility amendment and Substitute Guaranty Agreement amendment also modified certain financial tests and covenants to more effectively utilize the CitiBank Facility.

The foregoing description is only a summary of certain material provisions of the Second Amended and Restated Note and the amendments to the CitiBank Facility and Substitute Guaranty Agreement, and is qualified in its entirety by reference to a copy of such agreements, which are filed herewith as Exhibits 10.1, 10.2 and 10.3 and by this reference incorporated herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01  Other Events.

On July 17, 2013 the Registrant issued a press release announcing that it had increased the size of the CitiBank Facility.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. The information disclosed in and pursuant to this paragraph, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)                           Exhibits:

Exhibit Number	Exhibit Description
10.1

Second Amendment to Master Loan and Security Agreement, dated as of July 12, 2013, among ACRC Lender C LLC, as borrower, Ares Commercial Real Estate Corporation, as guarantor, and Citibank, N.A., as lender.

10.2	Second Amended and Restated Note, dated as of July 12, 2013, among ACRC Lender C LLC, as borrower, and Citibank, N.A, as lender.
10.3	Second Amendment to Substitute Guaranty Agreement, dated as of July 12, 2013, among Ares Commercial Real Estate

Corporation, as guarantor, and Citibank, N.A., as lender.
99.1	Press Release, dated July 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       July 17, 2013

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Timothy B. Smith
Name:	Timothy B. Smith
Title:	Vice President

Exhibit Index

Exhibit Number	Exhibit Description
10.1

Second Amendment to Master Loan and Security Agreement, dated as of July 12, 2013, among ACRC Lender C LLC, as borrower, Ares Commercial Real Estate Corporation, as guarantor, and Citibank, N.A., as lender.

10.2	Second Amended and Restated Note, dated as of July 12, 2013, among ACRC Lender C LLC, as borrower, and Citibank, N.A, as lender.
10.3	Second Amendment to Substitute Guaranty Agreement, dated as of July 12, 2013, among Ares Commercial Real Estate Corporation, as guarantor, and Citibank, N.A., as lender.
99.1	Press Release, dated July 17, 2013.